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                                                                Exhibit 10.15


                           LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT NO. 4201 (this "AGREEMENT") is entered into as of September 7, 2004, by and between LIGHTHOUSE CAPITAL PARTNERS V, L.P. ("LENDER") and COMBINATORX, INCORPORATED, a Delaware corporation ("BORROWER") and sets forth the terms and conditions upon which Lender will lend and Borrower will repay money. In consideration of the mutual covenants herein contained, the parties agree as follows:

                        1.  DEFINITIONS AND CONSTRUCTION

1.1 DEFINITIONS. Initially capitalized terms used and not otherwise defined herein are defined in the California Uniform Commercial Code ("UCC").

"ACH" means the Automated Clearing House electronic funds transfer system.

"ADVANCE" means a Loan advanced by Lender to Borrower hereunder.

"BASIC RATE" means a PER ANNUM rate of interest equal to the Prime Rate as quoted in The Wall Street Journal plus 1.5%. From each Funding Date through September 30, 2005, the Basic Rate will be adjusted upward or downward to maintain an interest rate equal to the Prime Rate plus 1.50%. On the date five
(5) days prior to the Loan Commencement Date, the Basic Rate will be fixed for the Repayment Period and there will be no further adjustments to the Basic Rate for such Advances.

"BORROWER'S BOOKS" means all of Borrower's books and records, including records concerning Collateral, Borrower's assets, liabilities, business operations or financial condition, on any media, and the equipment containing such information.

"COLLATERAL" means: (i) all property in which Lender now has or hereafter obtains a security interest or which is listed on any UCC-1 naming Borrower as Debtor in any capacity and Lender or an affiliate of Lender as Secured Party including EXHIBIT A attached hereto; (ii) all property which comes into Lender's possession in which a security interest is perfected by possession; and (iii) all products and proceeds of the foregoing, including proceeds of insurance and proceeds of proceeds.

"COMMITMENT" means $10,000,000.

"COMMITMENT FEE" means $10,000.

"COMMITMENT TERMINATION DATE" means the earliest to occur of (i) September 30, 2005; (ii) any Default or Event of Default, or (iii) in Lender's sole judgment, any adverse change in the management or composition of Borrower's Board of Directors after the date hereof.

"CONTROL AGREEMENT" means an agreement substantially in the form of EXHIBIT I or otherwise acceptable to Lender.

"DEFAULT" means any event that with the passing of time or the giving of notice or both would become an Event of Default.

"DEFAULT RATE" means the lesser of 18% per annum or the highest rate permitted by applicable law.

"DISCLOSURE SCHEDULE" means the schedule attached as SCHEDULE 1 hereto.

"EVENT OF DEFAULT" is defined in SECTION 8.

"FUNDING DATE" means any date on which an Advance is made to or on account of Borrower hereunder.

"INDEBTEDNESS" means (i) all indebtedness for borrowed money or the deferred purchase of property or services, (ii) all obligations evidenced by notes, bonds, debentures or similar instruments, (iii) all capital lease obligations, and (iv) all contingent obligations, including guaranties and obligations of reimbursement or respecting letters of credit.

"LENDER'S EXPENSES" means all reasonable costs or expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, modification, administration, or enforcement of the Loan or Loan Documents, or the exercise or preservation of any rights or remedies by Lender, whether or not suit is brought; PROVIDED, HOWEVER, that Lender's Expenses for the preparation and negotiation of the initial set of Loan Documents shall not exceed $20,000. Lender will apply deposits received before the date hereof, if any, towards Lender's Expenses.

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"LIEN" means any lien, security interest, pledge, bailment, lease, mortgage, hypothecation, conditional sales and title retention agreement, charge, claim, or other encumbrance.

"LIQUIDATION EVENT" means any of: (i) a merger of Borrower with another entity;
(ii) the sale of all or substantially all of Borrower's assets; or (iii) any transaction (or series of related transactions) whereby the shareholders of Borrower owning at least 50% of the outstanding voting securities of Borrower immediately prior to such transaction(s) own less than 50% of the outstanding voting securities of Borrower immediately after such transaction(s).

"LOAN" means all of the Advances, however evidenced, and all other amounts due or to become due hereunder.

"LOAN COMMENCEMENT DATE" means October 1, 2005.

"LOAN DOCUMENTS" means, collectively, this Agreement, the Warrant, the Notes and all other documents, instruments and agreements entered into between Borrower and Lender in connection with the Loan, all as amended or extended from time to time.

"NEGATIVE PLEDGE AGREEMENT" means an agreement in the form of EXHIBIT H.

"NOTE" means a Secured Promissory Note in the form of EXHIBIT B.

"NOTICE OF BORROWING" means the form attached as EXHIBIT D.

"OBLIGATIONS" means all Loans, debt, principal, interest, fees, charges, Lender's Expenses and other amounts, obligations, covenants, and duties owing by Borrower to Lender of any kind or description (whether pursuant to the Loan Documents or otherwise (with the exception of the Warrant), and whether or not for the payment of money), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including any of the same obtained by Lender by assignment or otherwise, and all amounts Borrower is required to pay or reimburse by the Loan Documents, by law, or otherwise.

"PAYMENT FACTOR" means for any particular Advance, 2.3150%, subject to changes in the Basic Rate.

"PERMITTED INDEBTEDNESS" means: (i) the Loan; (ii) trade debt incurred in the ordinary course of Borrower's business and (iii) Indebtedness secured by clause
(ii) and (v) of Permitted Liens.

"PERMITTED LIENS" means: (i) Liens in favor of Lender; (ii) Liens disclosed in the Disclosure Schedule; (iii) Liens for taxes, fees, assessments or other governmental charges or levies not delinquent or being contested in good faith by appropriate proceedings, that do not jeopardize Lender's interest in any Collateral; (iv) Liens to secure payment of worker's compensation, employment insurance, old age pensions or other social security obligations of Borrower on which Borrower is current and are in the ordinary course of its business; provided none of the same diminish or impair Lender's rights and remedies respecting the Collateral and (v) Liens upon or in any equipment acquired or held by Borrower (including existing liens on equipment disclosed in the Disclosure Schedule) to secure the purchase price of such equipment or indebtedness incurred solely for the purposes of financing the acquisition of such equipment, in an amount not to exceed $3,000,000.

"REGULATED SUBSTANCE" means any substance, material or waste the use, generation, handling, storage, treatment or disposal of which is regulated by any local or state government authority, including any of the same designated by any authority as hazardous, genetic, cloning, fetal, or embryonic.

"RESPONSIBLE OFFICER" means each of the President and the Chief Financial Officer of Borrower.

"TERM" means the period from and after the date hereof until the full, final and indefeasible payment of all Obligations.

"WARRANT" means the Warrants in favor of Lender and its affiliates to purchase securities of Borrower substantially in the form of EXHIBIT C.

1.2 INTERPRETATION. References to "Articles," "Sections," "Exhibits," and "Schedules" are to articles, sections, exhibits and schedules herein and hereto unless otherwise indicated. "Hereof," "herein" and "hereunder" refer to this Agreement as a whole. "Including" is not limiting. All accounting and financial computations shall be computed in accordance with generally accepted accounting principles consistently applied ("GAAP"). "Or" is not necessarily exclusive. All interest computations shall be based on a 360 day year and actual days elapsed.

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                                  2.  THE LOANS

2.1 COMMITMENT. Subject to the terms hereof, Lender will make Advances to Borrower up to the principal amount of the Commitment, before the Commitment Termination Date. The aggregate principal amount of the Advances shall not exceed the Commitment. Notwithstanding anything in the Loan Documents to the contrary, Lender's obligation to make any Advances or to lend the undisbursed portion of the Commitment shall terminate on the Commitment Termination Date. Repaid principal of the Advances may not be re-borrowed.

2.2 THE ADVANCES. A Note setting forth the specific terms of repayment will evidence each Advance. No Advance will be made for less than $500,000. Absence of a Note evidencing any portion of the Loan shall not impair Borrower's obligation to repay it to Lender.

2.3   TERMS OF PAYMENT, REPAYMENT.

      (a) REPAYMENT. Borrower shall pay principal and interest on each Advance from the date it is made until it has been paid in full, on the terms set forth in the applicable Note. Amounts not paid when due hereunder shall bear interest at the applicable interest rate. If a court of competent jurisdiction determines that Lender has received payments that, if interest, would exceed the maximum lawfully permitted, Lender will instead apply such money to fees and expenses and then to early prepayment of principal.

      (b) ACH. All payments due to Lender must be, at Lender's option, paid to Lender in cash or through ACH Borrower shall execute and deliver the ACH Authorization Form substantially in the form of EXHIBIT E. If the ACH payment arrangement is terminated for any reason, Borrower shall make all payments due to Lender at Lender's address specified in SECTION 11.

      (c) DEFAULT RATE. While an Event of Default has occurred and is continuing, interest on the Loan shall be increased to the Default Rate. Lender's failure to charge or accrue interest at the Default Rate during the existence of a Default shall not be deemed a waiver by Lender of its right or claim thereto.

      (d) DATE. Whenever any payment due under the Loan Documents due on a day other than a business day, such payment shall be made on the next succeeding business day, and such extension of time shall be included in the computation of interest or fees, as the case may be.

2.4   FEES. Borrower shall pay to Lender the following:

      (a) COMMITMENT FEE. The Commitment Fee, which has been previously paid by Borrower, and shall be applied by Lender to Lender's Expenses and other Obligations.

      (b) LATE FEE. On demand, a late charge on any sums due hereunder that are not paid when due, in an amount equal to 2% of the past due amount, payable on demand.

      (c) LENDER'S EXPENSES. The payment of all Lender's Expenses, which may become due to Lender by Borrower hereunder shall be payable by Borrower promptly on demand by Lender. All Lender's Expenses not paid when due shall bear interest as principal at the then-applicable rate of interest.

          3.  CONDITIONS OF ADVANCES; PROCEDURE FOR REQUESTING ADVANCES

3.1 CONDITIONS PRECEDENT TO ANY AND ALL ADVANCES. The obligation of Lender to make any Advances is subject to each and every of the following conditions precedent in form and substance satisfactory to Lender in its sole discretion:
(i) this Agreement, a Note evidencing the Advance and all other financing statements, and other documents required or as specified herein have been duly authorized, executed and delivered; (ii) Lender's receipt of all items of due diligence requested, including copies of agreements referenced in SECTION 5.11;
(iii) all third party consents required by Lender; (iv) no Default or Event of Default has occurred and is continuing; (v) delivery of a Notice of Borrowing with respect to the proposed Advance (vi) Lender's security interests in the Collateral are valid and first priority; and (vii) all such other items as Lender may deem necessary or appropriate have been delivered or satisfied. The extension of an Advance prior to the receipt by Lender of any of the foregoing shall not constitute a waiver by Lender of Borrower's obligation to deliver such item.

3.2 PROCEDURE FOR MAKING ADVANCES. For any Advance, Borrower shall provide Lender an irrevocable Notice of Borrowing at least 7 business days prior to the desired Funding Date. Borrower shall execute and deliver to Lender a Note and such other documents and instruments as Lender may reasonably require for each Advance made. Borrower will hold Lender harmless from any losses on account of any Advance made pursuant to any oral or written request that Lender in good faith believes to have been made by an

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authorized representative of Borrower (including any employee of Borrower, whether or not a Responsible Officer) and all such Advances shall be deemed Obligations hereunder for all purposes hereunder.

                        4.  CREATION OF SECURITY INTEREST

4.1 GRANT OF SECURITY INTEREST. Borrower grants to Lender a valid, first priority, continuing security interest in all present and future Collateral in order to secure prompt, full, faithful and timely payment and performance of all Obligations.

4.2 INSPECTIONS. Lender shall have the right upon reasonable prior notice to inspect Borrower's Books and records, including computer files, and to make copies, and to test, inspect and appraise the Collateral, in order to verify any matter relating to Borrower or the Collateral.

4.3 AUTHORIZATION TO FILE FINANCING STATEMENTS. Borrower irrevocably authorizes Lender at any time and from time to time to file in any jurisdiction any financing statements and amendments that: (i) name Collateral as collateral thereunder, regardless of whether any particular Collateral falls within the scope of the UCC; (ii) contain any other information required by the UCC for sufficiency or filing office acceptance, including organization identification numbers; and (iii) contain such language as Lender determines helpful in acquiring or preserving rights against third parties. Borrower ratifies any such filings made prior to the date hereof.

                       5.  REPRESENTATIONS AND WARRANTIES

Borrower represents, warrants and covenants as follows:

5.1 DUE ORGANIZATION AND QUALIFICATION. Borrower is a corporation duly existing and in good standing under the laws of its state of incorporation and qualified and licensed to do business in, and is in good standing in, any state in which the conduct of its business or its ownership of property requires that it be so qualified or in which the Collateral is located.

5.2 AUTHORITY. Borrower has all power, authority and third party consents necessary to execute, deliver, and perform the Loan Documents.

5.3 DISCLOSURE SCHEDULE. All information on the Disclosure Schedule is true, correct and complete.

5.4 AUTHORIZATION; ENFORCEABILITY. The execution and delivery hereof, the granting of the security interest in the Collateral, the incurring of the Loan, the execution and delivery of all Loan Documents and the consummation of the transactions herein and therein contemplated have been duly authorized by all necessary action by Borrower. The Loan Documents constitute legal, valid and binding obligations of Borrower, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy or similar laws relating to enforcement of creditors' rights generally.

5.5 NAME AND LOCATION. Borrower has not done business under any name other than that specified on the signature page hereof. The chief executive office, principal place of business, and the place where Borrower maintains its records concerning the Collateral are presently located at the address set forth in
SECTION 11. The Collateral is presently located at the addresses set forth in
SECTION 11 and on the Disclosure Schedule.

5.6 LITIGATION. All actions or proceedings pending by or against Borrower before any court or administrative agency are set forth on the Disclosure Schedule. Borrower will promptly notify Lender in writing of any action, proceeding or governmental investigation involving Borrower.

5.7 FINANCIAL STATEMENTS. All financial statements and statements respecting Collateral that have been or may hereafter be delivered by Borrower to Lender are true, complete and correct in all material respects for the periods indicated.

5.8 SOLVENCY. Borrower is solvent and able to pay its debts (including trade debts) as they come due.

5.9 TAXES. Borrower has filed and will file all required tax returns, and has paid and will pay all taxes it owes.

5.10 RIGHTS. Borrower possesses and owns all necessary assets, rights, trademarks, trade names, copyrights, patents, patent rights, franchises and licenses which it needs to conduct of its business as now operated or proposed to be operated.

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5.11  FULL DISCLOSURE. No representation, warranty or other statement made by
Borrower in any Loan Document, certificate or written statement furnished to Lender contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

5.12 REGULATED SUBSTANCES. Borrower complies and will comply with all laws respecting Regulated Substances.

5.13 AUTOMATIC REAFFIRMATION. Each Notice of Borrowing will constitute (i) an automatic warranty and representation that there does not exist any Default and
(ii) a reaffirmation as of the date thereof of all of the representations and warranties contained in this Agreement and the Loan Documents.

                            6.  AFFIRMATIVE COVENANTS

Borrower covenants and agrees that it shall do all of the following:

6.1 GOOD STANDING AND COMPLIANCE. Borrower shall maintain all licenses, rights and agreements necessary for its operations or business and comply with all statutes, laws, ordinances and government rules and regulations to which it is subject.

6.2   FINANCIAL STATEMENTS, REPORTS, CERTIFICATES. Borrower shall deliver to
Lender: (i) as soon as prepared, and no later than 30 days after the end of each calendar month, a balance sheet, income statement and cash flow statement covering Borrower's operations during such period; (ii) as soon as prepared, but no later than 90 days after the end of the fiscal year, audited financial statements prepared in accordance with GAAP, together with an opinion that such financial statements fairly present Borrower's financial condition by an independent public accounting firm reasonably acceptable to Lender; (iii) immediately upon notice thereof, a report of any legal or administrative action pending or threatened against Borrower; and (iv) such other financial information as Lender may reasonably request from time to time. Financial statements delivered pursuant to subsections (i) and (ii) above shall be accompanied by a certificate signed by a Responsible Officer (each an "OFFICER'S CERTIFICATE") in the form of EXHIBIT G.

6.3 NOTICE OF DEFAULTS. Upon any Default or Event of Default, an Officer's Certificate setting forth the facts relating to or giving rise thereto, and the Borrower's proposed action with respect thereto.

6.4 USE; MAINTENANCE. Borrower, at its expense, shall (i) maintain the Collateral in good condition, reasonable wear and tear excepted, and will comply in all material respects with all laws, rules and regulations regarding use and operation of the Collateral and (ii) repair or replace any lost or damaged Collateral.

6.5 INSURANCE. Borrower, at its own expense, shall maintain in amounts and coverages reasonably satisfactory to Lender. Each insurance shall: (i) name Lender loss payee or additional insured, as appropriate, (ii) provide for insurer's waiver of its right of subrogation against Lender and Borrower, (iii) provide that such insurance shall not be invalidated by any action of, or breach of warranty by, Borrower and waive set-off, counterclaim or offset against Lender, (iv) be primary without a right of contribution of Lender's insurance, if any, or any obligation on the part of Lender to pay premiums of Borrower, and
(v) require the insurer to give Lender at least 30 days prior written notice of cancellation. Borrower shall furnish all certificates of insurance required by Lender.

6.6 LOSS PROCEEDS. So long as no Default has occurred, any proceeds of insurance on or condemnation of Collateral shall, at Borrower's election and so long as Lender's security interest in such proceeds remains first priority, be used either to repair or replace such Collateral.

6.7 FURTHER ASSURANCES. At any time and from time to time, Borrower shall execute and deliver such further instruments and take such further action as Lender may reasonably request to effect the intent and purposes hereof, to perfect and continue perfected and of first priority Lender's security interests in the Collateral, and to effect and maintain ACH payment arrangements.

6.8   RIGHT TO PURCHASE SECURITIES.

                  (a) Borrower hereby grants Lender the right, to be exercised in Lender's sole discretion, to purchase up to $500,000 of Next Round Stock (as defined below) at the Next Round Closing (as defined below), at a price per share no greater than the lowest price per share paid by any other investor for a share of Next Round Stock (or such other price as is mutually agreed to by Borrower and Lender), and in connection with such right, Borrower agrees (i) to deliver written notice to Lender at least ten (10) days before the Next Round Closing informing Lender of its right to purchase the Next Round Stock; (ii) that Lender's rights with respect to such Next Round Stock (including, without limitation, any piggyback registration or informational rights) shall be no less favorable than the rights granted to any of the other purchasers of Next Round Stock; and (iii) to allow Lender, if Lender so desires, to become party to those agreements relating to the Next Round Stock and the rights described above.

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                  (b)   As used in this SECTION 6.8, (i) "NEXT ROUND FINANCING"
means the Borrower's next bona fide round of preferred stock private equity financing after the date hereof; (ii) "NEXT ROUND CLOSING" means the date on which the Next Round Financing closes; and (iii) "NEXT ROUND STOCK" means the class or series of equity securities issued in connection with the Next Round Financing.

                  (c) Any other term or provision of this Agreement to the contrary notwithstanding, the provisions of this SECTION 6.8 shall survive satisfaction of the Obligations, the termination of the Commitment, and termination of this Agreement.

                             7.  NEGATIVE COVENANTS

Borrower will not do any of the following:

7.1 LOCATION OF COLLATERAL. Change its chief executive office or principal place of business or remove, except in the ordinary course of Borrower's business, the Collateral or Borrower's Books from the premises listed in SECTION 11 without giving 30 days prior written notice to Lender.

7.2 EXTRAORDINARY TRANSACTIONS. Enter into any transaction not in the ordinary course of Borrower's business, including the sale, lease, license or other disposition of its assets, other than sales of inventory in the ordinary course of Borrower's business; provided nothing in this Section 7.2 shall be deemed to prohibit Borrower from entering into license agreements in the ordinary and usual course of its business. In addition to, and without limiting the foregoing, it shall not be a violation of this Section 7.2 in the event that all of Borrower's convertible preferred stock (or any series of convertible preferred stock) shall in accordance with the Borrower's Fourth Amended and Restated Certificate of Incorporation convert (i) automatically or (ii) upon the request of the holders thereof, in connection with a public offering of Borrower's securities or otherwise.

7.3 RESTRUCTURE. Make any material change in Borrower's legal and corporate structure or deviate in any material respect from its current line of business (other than through (i) the sale of preferred stock to equity investors which does not result in a change of control of Borrower or (ii) the sale of Borrower' securities in connection with a public offering of Borrower's securities whether or not a change of control is the result of such a transaction); cause a Liquidation Event (other than (i) the sale of preferred stock to equity investors which does not result in a change of control of Borrower or (ii) the sale of Borrower' securities in connection with a public offering of Borrower's securities); or suspend operation of Borrower's business.

7.4 LIENS. Create, incur, assume or suffer to exist any Lien of any kind with respect to any of its property, whether now owned or hereafter acquired, except for Permitted Liens.

7.5 DISTRIBUTIONS. Pay any dividends or distributions, or redeem or purchase, any capital stock.

7.6 TRANSACTIONS WITH AFFILIATES. Directly or indirectly enter into any transaction with any affiliate not both in the ordinary course of Borrower's business and on terms no less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated entity.

7.7 COMPLIANCE. Become an "investment company" under the Investment Company Act of 1940 or extend credit to purchase or carry margin stock; fail to meet the minimum funding requirements of ERISA; permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, or permit any of its subsidiaries to do so.

7.8 UCC EFFECTIVENESS. Change its name, jurisdiction of organization, or take any other action that could render Lender's financing statements misleading, without giving Lender 30 days advance written notice.

7.9 DEPOSIT AND SECURITIES ACCOUNTS. Maintain any deposit accounts or accounts holding securities owned by Borrower except accounts in which Lender has obtained a perfected first priority security interest. Borrower shall not maintain more than $20,000 in Comerica Bank account #1892029107 and Silicon Valley Bank account #3300276427 after November 30, 2004 and shall close accounts listed on the Disclosure Schedule not covered by Control Agreements by the dates indicated on the Disclosure Schedule.

                              8.  EVENTS OF DEFAULT

Any one or more of the following shall constitute an Event of Default by Borrower hereunder:

8.1 PAYMENT. Borrower fails to pay within 5 days of the date when due and payable in accordance with the Loan Documents any portion of the Obligations, or cancels an ACH payment or transfer Lender has initiated in conformity with the terms hereof.

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8.2   CERTAIN COVENANT DEFAULTS. Borrower fails to perform any obligation under
SECTION 6.5 or 6.6, or violates any of the covenants contained in SECTION 7.

8.3 OTHER COVENANT DEFAULTS. Borrower fails or neglects to perform, keep, or observe any other term, provision, condition, covenant, or agreement contained in this Agreement, in any of the other Loan Documents, or in any other present or future agreement between Borrower and Lender and has failed to cure such failure within 15 days after its occurrence.

8.4 ATTACHMENT. Any material portion of Borrower's assets is attached, seized, subjected to a government levy, lien, writ or distress warrant, or comes into the possession of any trustee or receiver and the same is not returned, removed, waived, stayed, discharged or rescinded within 10 days.

8.5 OTHER AGREEMENTS. There is a default in any agreement to which Borrower is a party resulting in a right by a third party, whether or not exercised, to accelerate the maturity of any Indebtedness.

8.6 JUDGMENTS. One or more judgments for an aggregate of at least $50,000 is rendered against Borrower and remains unsatisfied and unstayed for more than 30 days.

8.7 INJUNCTION. Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct any material part of its business affairs, or if a judgment or other claim becomes a Lien upon any material portion of Borrower's assets.

8.8 MISREPRESENTATION. Any representation, statement, or report made to Lender by Borrower or any Responsible Officer or authorized officer, employee, agent, or director of Borrower purporting to speak on behalf of Borrower was false or misleading when made.

8.9 ENFORCEABILITY. Lender's ability to enforce its rights against Borrower or any Collateral is impaired in any material respect, or Borrower asserts that any Loan Document is not a legal, valid and binding obligation of Borrower enforceable in accordance with its terms, or any subordinating creditor breaches or purports to rescind or terminate its agreement with Lender.

8.10 INVOLUNTARY BANKRUPTCY. Borrower's involuntary bankruptcy case remains undismissed or unstayed for 30 days or, if earlier, an order granting the relief sought is entered.

8.11 VOLUNTARY BANKRUPTCY OR INSOLVENCY. Borrower commences a voluntary case under applicable bankruptcy or insolvency law, consents to the entry of an order for relief in an involuntary case under any such law, or consents or is subject to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or other similar official of Borrower or any substantial part of its property, or makes an assignment for the benefit of creditors, or fails generally or admits in writing to its inability to pay its debts as they become due, or takes any corporate action in furtherance of any of the foregoing.

8.12 MERGER WITHOUT ASSUMPTION. Borrower is acquired by or merges into any other business entity, and such acquirer or resulting entity either: (i) does not provide an unconditional, unlimited guaranty of the Obligations in form and substance satisfactory to Lender or (ii) is of a credit quality unacceptable to Lender.

                        9.  LENDER'S RIGHTS AND REMEDIES

9.1 RIGHTS AND REMEDIES. Upon the occurrence and continuance of any Event of Default, Lender may, at its election, without notice of election and without demand, do any one or more of the following, all of which are authorized by
Borrower: (i) accelerate and declare the Loan and all Obligations immediately due and payable; (ii) make such payments and do such acts as Lender considers necessary or reasonable to protect its security interest in the Collateral, with such amounts becoming Obligations bearing interest at the Default Rate; (iii) exercise any and all other rights and remedies available under the UCC or otherwise; (iv) require Borrower to assemble the Collateral at such places as Lender may designate; (v) enter premises where any Collateral is located, take, maintain possession of, or render unusable the Collateral or any part of it;
(vi) without notice to Borrower, set off and recoup against any portion of the Obligations; (vii) ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral, in connection with which Borrower hereby grants Lender a license to use without charge Borrower's premises, labels, name, trademarks, and other property necessary to complete, advertise, and sell any Collateral; and (viii) sell the Collateral at one or more public or private sales.

9.2 POWER OF ATTORNEY IN RESPECT OF THE COLLATERAL. Borrower hereby irrevocably appoints Lender (which appointment is coupled with an interest) its true and lawful attorney in fact with full power of substitution, for it and in its name to, upon an Event of Default: (i) ask, demand, collect, receive, sue for, compound and give acquittance for any and all Collateral with full power to settle, adjust or compromise any claim, (ii) receive payment of and endorse the name of Borrower on any items of Collateral, (iii) make all demands, consents and waivers, or take any other action with respect to, the Collateral, (iv) file any claim or take any other action, in Lender's or Borrower's name, which Lender may reasonably deem appropriate to protect its rights in the Collateral, or (v) otherwise act with respect to the Collateral as though Lender were its outright owner.

9.3 CHARGES. If Borrower fails to pay any amounts required hereunder to be paid by Borrower to any third party, Lender may at its option pay any part thereof and any amounts so paid including Lender's Expenses incurred shall become Obligations, immediately due and payable, bearing interest at the Default Rate, and secured by the Collateral. Any such payments by Lender shall not constitute an agreement to make similar payments or a waiver of any Event of Default.

9.4 REMEDIES CUMULATIVE. Lender's rights and remedies under the Loan Documents and all other agreements with Borrower shall be cumulative. Lender shall have all other rights and remedies as provided under the UCC, by law, or in equity. No exercise by Lender of one right or remedy shall be deemed an election, and no waiver by Lender of any Event of Default shall be deemed a continuing waiver. No delay by Lender shall constitute a waiver, election, or acquiescence.

9.5 APPLICATION OF COLLATERAL PROCEEDS. Lender will apply proceeds of sale, to the extent actually received in cash, in the manner and order it determines in its sole discretion, and as prescribed by applicable law.

                          10.  WAIVERS; INDEMNIFICATION

10.1 WAIVERS. Without limiting the generality of the other waivers made by Borrower herein, to the maximum extent permitted under applicable law, Borrower hereby irrevocably waives all of the following: (i) any right to assert AGAINST LENDER as a defense, counterclaim, set-off or crossclaim, any defense (legal or equitable), set-off, counterclaim, crossclaim and/or other claim (a) which Borrower may now or at any time hereafter have against any party liable to Lender in any way or manner, or (b) arising directly or indirectly from the present or future lack of perfection, sufficiency, validity and/or enforceability of any Loan Document, or any security interest; (ii) presentment, demand and notice of presentment, dishonor, notice of intent to accelerate, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all accounts, documents, instruments, chattel paper and guaranties at any time held by Lender on which Borrower may in any way be liable and hereby ratifies and confirms whatever Lender may do in this regard; (iii) the benefit of all marshalling, valuation, appraisal and exemption laws; (iv) the right, if any, to require Lender to (a) proceed against any person liable for any of the Obligations as a condition to or before proceeding hereunder; or (b) foreclose upon, sell or otherwise realize upon or collect or apply any other property, real or personal, securing any of the Obligations, as a condition to, or before proceeding hereunder; (v) any demand for possession before the commencement of any suit or action to recover possession of Collateral; and (vi) any requirement that Lender retain possession and not dispose of Collateral until after trial or final judgment.

10.2 LENDER'S LIABILITY FOR COLLATERAL. Lender shall not in any way or manner be liable or responsible for: (i) the safekeeping of any Collateral; (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (iii) any diminution in the value thereof; or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person or entity whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by Borrower. Lender will have no responsibility for taking any steps to preserve rights against any parties respecting any Collateral. Lender's powers hereunder are conferred solely to protect its interest in the Collateral and do not impose any duty to exercise any such powers. None of Lender or any of its officers, directors, employees, agents or counsel will be liable for any action lawfully taken or omitted to be taken hereunder or in connection herewith (excepting gross negligence or willful misconduct), nor under any circumstances have any liability to Borrower for lost profits or other special, indirect, punitive, or consequential damages. Lender retains any documents delivered by Borrower only for its purposes and for such period as Lender, at its sole discretion, may determine necessary, after which time Lender may destroy such records without notice to or consent from Borrower.

10.3 INDEMNIFICATION. Borrower shall, on an after tax basis, defend, indemnify, and hold Lender and each of its officers, directors, employees, counsel, partners, agents and attorneys-in-fact (each, an "INDEMNIFIED PERSON") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including Lender's Expenses and reasonable attorney's fees and the allocated cost of in-house counsel) of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and any other Loan Documents, or the transactions contemplated hereby and thereby, with respect to noncompliance with laws or regulations respecting Regulated Substances, government secrecy or technology export, or any Lien not created by Lender or right of another against any Collateral, even if the Collateral is foreclosed upon or sold pursuant hereto, and with respect to any investigation, litigation or proceeding before any agency, court or other governmental authority relating to this Agreement or the Advances or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "INDEMNIFIED LIABILITIES"); PROVIDED, that Borrower shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of such Indemnified Person. The obligations in this Section shall survive the Term. At the election of any Indemnified Person, Borrower shall defend such Indemnified Person using legal counsel satisfactory to such Indemnified Person, at the sole cost and expense of Borrower. All amounts owing under this Section shall be paid within 30 days after written demand.

                                  11.  NOTICES

All notices shall be in writing and personally delivered or sent by certified mail, postage prepaid, return receipt requested, or by confirmed facsimile, at the respective addresses set forth below:

        If to Borrower:                      If to Lender:

        Combinatorx, Incorporated            Lighthouse Capital Partners V, LP
        650 Albany Street                    500 Drake's Landing Road
        Boston, Massachusetts 02118          Greenbrae, California 94904
        Attention: Chief Financial Officer   Attention: Contract Administrator
        FAX: (617) 425-7010                  FAX: (415) 925-3387

                             12.  GENERAL PROVISIONS

12.1 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the parties' respective successors and permitted assigns. Borrower may not assign any rights hereunder without Lender's prior written consent, which consent may be granted or withheld in Lender's sole discretion. Lender shall have the right without the consent of or notice to Borrower to sell, transfer, negotiate, or grant participations in all or any part of any Loan Document.

12.2 TIME OF ESSENCE. Time is of the essence for the performance of all Obligations.

12.3 SEVERABILITY OF PROVISIONS. Each provision hereof shall be severable from every other provision in determining its legal enforceability.

12.4 ENTIRE AGREEMENT. This Agreement and each of the other Loan Documents dated as of the date hereof, taken together, constitute and contain the entire agreement between Borrower and Lender with respect to their subject matter and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral. This Agreement is the result of negotiations between and has been reviewed by the Borrower and Lender as of the date hereof and their respective counsel; ACCORDINGLY, this Agreement shall be deemed to be the product of the parties hereto, and no ambiguity shall be construed in favor of or against Borrower or Lender. This Agreement may only be modified with the written consent of Lender. Any waiver or consent with respect to any provision of the Loan Documents shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Borrower in any one case shall entitle Borrower to any other or further notice or demand in similar or other circumstances.

12.5 RELIANCE BY LENDER. All covenants, agreements, representations and warranties made herein by Borrower shall, notwithstanding any investigation by Lender, be deemed to be material to and to have been relied upon by Lender.

12.6 NO SET-OFFS BY BORROWER. All sums payable by Borrower pursuant to this Agreement or any of the other Loan Documents shall be payable without notice or demand and shall be payable in United States Dollars without set-off or reduction of any manner whatsoever.

12.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same original instrument.

12.8 SURVIVAL. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding.

12.9 NO ORIGINAL ISSUE DISCOUNT. Borrower and Lender acknowledge and agree that the Warrant is part of an investment unit within the meaning of Section 1273(c)(2) of the Internal Revenue Code, which includes the Loan. Borrower and Lender further agree as between them, that the fair market value of the Warrant is $100 and that, pursuant to Treas. Reg. Section 1.1273-2(h), $100 of the issue price of the investment unit will be allocable to the Warrant and the balance shall be allocable to the Loans. Borrower and Lender agree to prepare their federal income tax returns in a manner consistent with the foregoing and, pursuant to Treas. Reg. Section 1.1273, the original issue discount on the Loan shall be considered to be zero.

12.10 RELATIONSHIP OF PARTIES. The relationship between Borrower and Lender is, and at all times shall remain, solely that of a borrower and lender. Lender is not a partner or joint venturer of Borrower; nor shall Lender under any circumstances be deemed to be in a relationship of confidence or trust or have a fiduciary relationship with Borrower or any of its affiliates, or to owe any fiduciary duty to Borrower or any of its affiliates. Lender does not undertake or assume any responsibility or duty to Borrower or any of its affiliates to select, review, inspect, supervise, pass judgment upon or otherwise inform any of them of any matter in connection with its or their property, the Loans, any Collateral or the operations of Borrower or any of its affiliates. Borrower and each of its affiliates shall rely entirely on their own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by Lender in connection with such matters is solely for the protection of Lender and neither Borrower nor any affiliate is entitled to rely thereon.

12.11 CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF BORROWER AND LENDER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA. BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY FURTHER WAIVES ANY RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMBINATORX, INCORPORATED         LIGHTHOUSE CAPITAL PARTNERS V, L.P.
                                  By:  LIGHTHOUSE MANAGEMENT PARTNERS V, L.L.C.,
                                       its general partner

By:     /s/ Robert Forrester      By:      /s/ Thomas Conneely
   --------------------------         ---------------------------

Name:   Robert Forrester          Name:    Thomas Conneely
     ------------------------           -------------------------

Title:  CFO                       Title:   Vice President
      -----------------------            ------------------------

Exhibit A     Collateral Description
Exhibit B     Form of Note
Exhibit C     Form of Preferred Stock Warrant
Exhibit D     Form of Notice of Borrowing
Exhibit E     Form of Incumbency Certificate
Exhibit F     Form of Officers Certificate
Exhibit G     ACH Authorization
Exhibit H     Form of Negative Pledge Agreement
Exhibit I     Control Agreement
Schedule 1    Disclosure Schedule

                                    EXHIBIT A

                                   COLLATERAL

This FINANCING STATEMENT and SECURITY AGREEMENT covers all of Debtor's interests in all of the following types or items of property, wherever located and whether now owned or hereafter acquired, and Debtor hereby grants Secured Party a security interest therein as collateral for the payment and performance of all present and future indebtedness, liabilities, guarantees and obligations of Debtor to Secured Party, howsoever arising. Debtor agrees that said security interest may be enforced by Secured Party in accordance with the terms of all security and other agreements between Secured Party and Debtor, the California Uniform Commercial Code, or both, and that this document shall be fully effective as a security agreement, even if there is no other security or other agreement between Secured Party or Debtor:

All assets of the Debtor; all personal property of Debtor;

All "accounts", "general intangibles", "chattel paper", "contract rights", "documents", "instruments", "deposit accounts", "inventory", "farm products", "fixtures" and "equipment", as such terms are defined in Division 9 of the California Uniform Commercial Code in effect on the date hereof;

All general intangibles of every kind, including without limitation, federal, state and local tax refunds and claims of all kinds; all rights as a licensee or any kind; all customer lists, telephone numbers, and purchase orders, and all rights to purchase, lease sell, or otherwise acquire or deal with real or personal property and all rights relating thereto;

All returned and repossessed goods and all rights as a seller of goods; all collateral securing any of the foregoing; all deposit accounts, special and general, whether on deposit with Secured Party or others;

All life and other insurance policies, claims in contract, tort or otherwise, and all judgments now or hereafter arising therefrom;

All right, title and interest of Debtor, and all of Debtor's rights, remedies, security and liens, in, to and in respect of all accounts and other collateral, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, and all guarantees and other contracts of suretyship with respect to any accounts and other collateral, and all deposits and other security for any accounts and other collateral, and all credit and other insurance;

All notes, drafts, letters of credit, contract rights, and things in action; all drawings, specifications, blueprints and catalogs; and all raw materials, work in process, materials used or consumed in Debtor's business, goods, finished goods, returned goods and all other goods and inventory of whatsoever kind or nature, any and all wrapping, packaging, advertising and shipping materials, and all documents relating thereto, and all labels and other devices, names and marks affixed or to be affixed thereto for purposes of selling or identifying the same or the seller or manufacturer thereof;

All inventory wherever located; all present and future claims against any supplier of any of the foregoing, including claims for defective goods or overpayments to or undershipments by suppliers; all proceeds arising from the lease or rental of any of the foregoing; INVENTORY RETURNED BY DEBTOR TO ITS SUPPLIERS SHALL REMAIN SUBJECT TO SECURED PARTY'S SECURITY INTEREST;

All equipment and fixtures, NONE OF WHICH THE DEBTOR IS AUTHORIZED TO SELL, LEASE OR OTHERWISE DISPOSE OF WITHOUT THE WRITTEN CONSENT OF SECURED PARTY, including without limitation all machinery, machine tools, motors, controls, parts, vehicles, workstations, tools, dies, jigs, furniture, furnishings and fixtures; and all attachments, accessories, accessions and property now or hereafter affixed to or used in connection with any of the foregoing, and all substitutions and replacements for any of the foregoing; all warranty and other claims against any vendor or lessor of any of the foregoing;

All investment property;

All books, records, ledger cards, computer data and programs and other property and general intangibles at any time evidencing or relating to any or all of the foregoing; and

All cash and non-cash products and proceeds of any of the foregoing, in whatever form, including proceeds in the form of inventory, equipment or any other form of personal property, including proceeds of proceeds and proceeds of insurance, and all claims by Debtor against third parties for loss or damage to, or destruction of, or otherwise relating to, any or all of the foregoing.

Notwithstanding the foregoing, none of Borrower's intellectual property, including but not limited to the property subject to the Negative Pledge Agreement between Debtor and Secured Party (except for all license fees and royalties in connection with intellectual property), shall be subject to this Financing Statement and Security Agreement.

NOTICE - PURSUANT TO AN AGREEMENT BETWEEN DEBTOR AND SECURED PARTY, DEBTOR HAS AGREED NOT TO FURTHER ENCUMBER THE COLLATERAL DESCRIBED HEREIN, THE FURTHER ENCUMBERING OF WHICH MAY CONSTITUTE THE TORTIOUS INTERFERENCE WITH SECURED PARTY'S RIGHTS BY SUCH ENCUMBRANCER. IN THE EVENT THAT ANY ENTITY IS GRANTED A SECURITY INTEREST IN DEBTOR'S ACCOUNTS, CHATTEL PAPER, GENERAL INTANGIBLES OR OTHER ASSETS CONTRARY TO THE ABOVE, THE SECURED PARTY ASSERTS A CLAIM TO ANY PROCEEDS THEREOF RECEIVED BY SUCH ENTITY.

"DEBTOR"                          "SECURED PARTY"

COMBINATORX, INCORPORATED         LIGHTHOUSE CAPITAL PARTNERS V, L.P.
a Delaware corporation

                                  BY: LIGHTHOUSE MANAGEMENT PARTNERS V, L.L.C., its general partner

By:
   ----------------------------

Name:                             By:
     --------------------------      --------------------------

Title:                            Name:
      -------------------------        --------------------------

                                  Title:
                                        --------------------------

                                    EXHIBIT B

[_________]

                             SECURED PROMISSORY NOTE

This SECURED PROMISSORY NOTE (this "NOTE") is made ________, 2004, by COMBINATORX, INCORPORATED ("BORROWER") in favor of LIGHTHOUSE CAPITAL PARTNERS V, L.P. (collectively with its assigns, "LENDER"), and its assigns (collectively, "HOLDER") with reference to the following:

FOR VALUE RECEIVED, Borrower promises to pay in lawful money of the United States, to the order of Lender, at 500 Drake's Landing Road, Greenbrae, California 94904, or such other place as Lender may from time to time designate ("LENDER'S OFFICE"), the sum of $____________ plus all other monies advanced under or owing on account of the Advance evidenced hereby under that certain Loan and Security Agreement No. 4201 between Borrower and Lender dated September 7, 2004 (the "LOAN AGREEMENT"), including interest on the unpaid balance of the Advance at the Basic Rate accruing from the Funding Date, and all other amounts due or to become due hereunder according to the terms hereof. Capitalized terms used and not otherwise defined herein are defined in the Loan Agreement.

"BASIC RATE" means a PER ANNUM rate of interest equal to the Prime Rate as quoted in The Wall Street Journal plus 1.5%. From each Funding Date through September 30, 2005, the Basic Rate will be adjusted upward or downward to maintain an interest rate equal to the Prime Rate plus 1.50%. On the date five
(5) days prior to the Loan Commencement Date, the Basic Rate will be fixed for the Repayment Period and there will be no further adjustments to the Basic Rate.

"FINAL PAYMENT" means 14% of the original principal amount of the Note.

"LOAN COMMENCEMENT DATE" means October 1, 2005

"MATURITY DATE" means September 30, 2009, or if earlier, the date of prepayment under the Note.

"PAYMENT FACTOR" for this Note means 2.3150%, subject to adjustments to Basic Rate.

"PREPAYMENT FEE" means an amount equal to (i) 3% of the outstanding principal of this Note, with respect to prepayment made between the first and second anniversary of the Note, (ii) 2% of the outstanding principal of this Note, with respect to prepayment made between the second and third anniversary of the Note.

"REPAYMENT PERIOD" means the period beginning on the Loan Commencement Date and continuing for 48 calendar months.

1. REPAYMENT. Borrower shall repay the principal and interest thereupon will be paid as follows:

      a. SCHEDULED PAYMENTS. From and after the Loan Commencement Date, Borrower shall make amortizing payments of principal and interest in advance (collectively, "SCHEDULED PAYMENTS") on the first day of each month during the Repayment Period (each a "PAYMENT DATE"), in an amount equal to the Payment Factor MULTIPLIED by the original principal amount of the Advance. In addition, all unpaid principal and accrued interest, together with all Lenders Expenses associated with the Advance and this Note shall be due and payable in full on the Maturity Date.

      b. INTERIM PAYMENTS. In addition to the Scheduled Payments, Borrower shall pay to Lender, monthly in advance, an amount (the "INTERIM PAYMENT") equal to accrued interest on the aggregate principal amount of this Note calculated at the Basic Rate from the Funding Date (and thereafter recalculated on the first business day of each calendar month during which an Interim Payment is due), until the Loan Commencement Date with respect to this Note.

      c. FINAL PAYMENT. On the Maturity Date, Borrower shall pay, in addition to all unpaid principal and interest due hereunder, the Final Payment.

2. INTEREST. Interest not paid when due will, to the maximum extent permitted under applicable law, become part of principal, at Lender's option, and thereafter bear like interest as principal. All Obligations due not paid when due shall bear interest at the Default Rate unless waived in writing by Lender. All amounts paid hereunder including principal, interest or fees and expenses will be applied in Lender's discretion and as provided in the Loan Agreement.

      3. VOLUNTARY PREPAYMENT. Subsequent to the first anniversary of the Note, Borrower may voluntarily prepay any or all of the Note, PROVIDED that each of the following conditions is satisfied: Borrower pays to Lender (i) all unpaid Scheduled Payments due before the date of prepayment with respect to such prepaid amount, (ii) the outstanding principal amount of this Note and any unpaid accrued interest with respect to such prepaid amount (iii) the Prepayment Fee with respect to such prepaid amount, (iv) the Final Payment (or with respect to a partial prepayment, the pro rata portion of the Final Payment, such amount to be based on the percentage of the aggregate principal amount being prepaid) and (v) all other sums, if any, that shall have become due and payable hereunder.

4.    COLLATERAL. This Note is secured by the Collateral.

5. WAIVERS. Borrower, and all guarantors and endorsers of this Note, regardless of the time, order or place of signing, hereby waive notice, demand, presentment, protest, and notices of every kind, presentment for the purpose of accelerating maturity, diligence in collection, and, to the fullest extent permitted by law, all rights to plead any statute of limitations as a defense to any action on this Note.

6. CHOICE OF LAW; VENUE. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF BORROWER AND LENDER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA. BORROWER AND LENDER EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE. EACH PARTY FURTHER WAIVES ANY RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

7. MISCELLANEOUS. THIS NOTE MAY BE MODIFIED ONLY BY A WRITING SIGNED BY BORROWER AND LENDER. Each provision hereof is severable from every other provision hereof and of the Loan Agreement when determining its legal enforceability. Sections and subsections are titled for convenience, and not for construction. "Hereof," "herein," "hereunder," and similar words refer to this
Note in its entirety. "Or" is not necessarily exclusive. "Including" is not limiting. The terms and conditions hereof inure to the benefit of and are binding upon the parties' respective permitted successors and assigns. This Note is subject to all the terms and conditions of the Loan Agreement.

IN WITNESS WHEREOF, Borrower has caused this Note to be executed by a duly authorized officer as of the day and year first above written.

                                  COMBINATORX, INCORPORATED

                                  By:
                                     -----------------------------

                                  Name:
                                       ---------------------------

                                  Title:
                                        --------------------------

                                    EXHIBIT C

                                    WARRANTS

                                   Exhibit C-1

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.


                        PREFERRED STOCK PURCHASE WARRANT


Warrant No._________     Number of Shares: Calculated under Section 2(a) and (b)
                                           Series D Convertible Preferred Stock


                            COMBINATORX, INCORPORATED


                        Effective as of September 7, 2004

                          Void after September 7, 2011


      1. ISSUANCE. This Preferred Stock Purchase Warrant (the "WARRANT") is issued to LIGHTHOUSE CAPITAL PARTNERS V, L.P. by COMBINATORX, INCORPORATED, a Delaware corporation (hereinafter with its successors called the "COMPANY").

      2.    PURCHASE PRICE; NUMBER OF SHARES.

      (a) The registered holder of this Warrant (the "HOLDER"), commencing on the date hereof, is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the principal office of the Company, to purchase from the Company, at a price per share of $3.8558 (the "PURCHASE PRICE"), 45,386 fully paid and nonassessable shares of the Company's Series D Convertible Preferred Stock (the "EXERCISE QUANTITY"), $0.001 par value per share (the "PREFERRED STOCK").

      (b) The Exercise Quantity shall automatically increase by an amount equal to (x) 1.625% of the Aggregate Advances made under the Loan Agreement, divided by (y) the Purchase Price.

In addition to other terms which may be defined herein, the following terms, as used in this Warrant, shall have the following meanings:

            (i) "Aggregate Advances" means the aggregate principal dollar amount of all Advances made under the Loan Agreement, whether such Advances are outstanding or prepaid, at the time of any adjustment to the Exercise Quantity.

            (ii) "Loan Agreement" means that certain Loan and Security Agreement No. 4201 dated September 7, 2004 between the Company and Lighthouse Capital Partners V, L.P.

Any term not defined herein shall have the meaning as set forth in the Loan Agreement.

Until such time as this Warrant is exercised in full or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided. The person or persons in whose name or names any certificate representing shares of Preferred Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

      3. PAYMENT OF PURCHASE PRICE. The Purchase Price may be paid (i) in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, or (iii) by any combination of the foregoing.

      4. NET ISSUE ELECTION. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Preferred Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Preferred Stock as is computed using the following formula:

                                   X=Y(A-B)
                                     ------
                                        A

     where: X =   the number of shares of Preferred Stock to be issued to the
                  Holder pursuant to this SECTION 4.

            Y = the number of shares of Preferred Stock covered by this Warrant in respect of which the net issue election is made pursuant to this SECTION 4.

            A = the Fair Market Value (defined below) of one share of Preferred Stock, as determined at the time the net issue election is made pursuant to this SECTION 4.

            B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this SECTION 4.

            "FAIR MARKET VALUE" of a share of Preferred Stock (or fully paid and nonassessable shares of the Company's common stock, $0.001 par value (the "COMMON STOCK") if the Preferred Stock has been automatically converted into Common Stock) as of the date that the net issue election is made (the "DETERMINATION DATE") shall mean:

            (i) If the net issue election is made in connection with and contingent upon the closing of the sale of the Company's Common Stock to the public in a public offering pursuant to a Registration Statement under the 1933 Act (a "PUBLIC OFFERING"), and if the Company's Registration Statement relating to such Public Offering ("REGISTRATION STATEMENT") has been declared effective by the Securities and Exchange Commission, then the initial "Price to Public" specified in the final prospectus with respect to such offering multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible.

            (ii) If the net issue election is not made in connection with and contingent upon a Public Offering, then as follows:

                  (a) If traded on a securities exchange or the Nasdaq National Market, the fair market value of the Common Stock shall be deemed to be the average of the closing or last reported sale prices of the Common Stock on such exchange or market over the five day period ending five trading days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible;

                  (b) If otherwise traded in an over-the-counter market, the fair market value of the Common Stock shall be deemed to be the average of the closing ask prices of the Common Stock over the five day period ending five trading days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible; and

                  (c) If there is no public market for the Common Stock, then fair market value shall be determined in good faith by the Company's Board of Directors.

      5. PARTIAL EXERCISE. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

      6. FRACTIONAL SHARES. In no event shall any fractional share of Preferred Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant in its entirety, the Holder would, except as provided in this
SECTION 6, be entitled to receive a fractional share of Preferred Stock, then the Company shall pay the Holder an amount in cash equal to the value of such fractional share.

      7. EXPIRATION DATE; AUTOMATIC EXERCISE. This Warrant shall expire on the close of business on September 7, 2011 (the "EXPIRATION DATE") and shall be void thereafter.

Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of SECTION 4 hereof, without any further action on behalf of the Holder, immediately prior to the time this Warrant would otherwise expire pursuant to this SECTION 7.

      8. RESERVED SHARES; VALID ISSUANCE. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Preferred Stock and Common Stock free from all preemptive or similar rights therein, as will be sufficient to permit, respectively, the exercise of this Warrant in full and the conversion into shares of Common Stock of all shares of Preferred Stock receivable upon such exercise. The Company further covenants that such shares as may be issued pursuant to such exercise and/or conversion will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

      9. STOCK SPLITS AND DIVIDENDS. If after the date hereof the Company shall subdivide the Preferred Stock, by split-up or otherwise, or combine the Preferred Stock, or issue additional shares of Preferred Stock in payment of a stock dividend on the Preferred Stock, the number of shares of Preferred Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

      10. ADJUSTMENTS FOR DILUTING ISSUANCES. The other antidilution rights applicable to the Preferred Stock and the Common Stock of the Company are set forth in the Amended and Restated Certificate of Incorporation, as amended from time to time (the "CERTIFICATE"), a true and complete copy in its current form which is attached hereto as EXHIBIT A. Such rights shall not be restated, amended or modified in any manner which affects the Holder differently than the holders of Series D Preferred without such Holder's prior written consent. The Company shall promptly provide the Holder hereof with any restatement, amendment or modification to the Certificate promptly after the same has been made.

      11. MERGERS AND RECLASSIFICATIONS. If after the date hereof the Company shall enter into any Reorganization (as hereinafter defined), then, as a condition of such Reorganization, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Preferred Stock which might have been purchased by the Holder immediately prior to such Reorganization, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder and the provisions relating to the net issue election) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof. For the purposes of this SECTION 11, the term "REORGANIZATION" shall include without limitation any reclassification, capital reorganization or change of the

                                       3.

Preferred Stock (other than as a result of a subdivision, combination or stock dividend provided for in SECTION 9 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Preferred Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company.

      12. CERTIFICATE OF ADJUSTMENT. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of the Company's chief financial officer setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

      13.   NOTICES OF RECORD DATE, ETC. In the event of:

            (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, sell or otherwise acquire or dispose of any shares of stock of any class or any other securities or property, or to receive any other right;

            (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets; or

            (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then in each such event the Company will provide or cause to be provided to the Holder a written notice thereof. Such notice shall be provided at least twenty
(20) business days prior to the date specified in such notice on which any such action is to be taken or such lesser notice period as is provided to the Company's Preferred Stock holders in connection with such action.

      14. REPRESENTATIONS, WARRANTIES AND COVENANTS. This Warrant is issued and delivered by the Company and accepted by each Holder on the basis of the following representations, warranties and covenants made by the Company:

            (a) The Company has all necessary authority to issue, execute and deliver this Warrant and to perform its obligations hereunder. This Warrant has been duly authorized issued, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms.

            (b) The shares of Preferred Stock issuable upon the exercise of this Warrant have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

            (c) The issuance, execution and delivery of this Warrant do not, and the issuance of the shares of Preferred Stock upon the exercise of this Warrant in accordance with the terms hereof will not, (i) violate or contravene the Company's Certificate or by-laws, or any law, statute, regulation, rule, judgment or order applicable to the Company, (ii) violate, contravene or result in a breach or default under any contract, agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound or
(iii) require the consent or approval of or the filing of any notice or registration with any person or entity.

            (d) As long as this Warrant is, or any shares of Preferred Stock issued upon exercise of this Warrant or any shares of Common Stock issued upon conversion of such shares of Preferred Stock are, issued and outstanding, the Company will provide to the Holder the financial and other information as further described in the Loan Agreement.

            (e) So long as this Warrant has not terminated, Holder shall be entitled to receive such financial and other information as the Holder would be entitled to receive under the Stock Purchase Agreement

                                       4.

applicable to the Preferred Stock if Holder were a holder of that number of shares issuable upon full exercise of this Warrant.

            (f) As of the date hereof, the authorized capital stock of the Company consists of (i) 29,000,000 shares of Common Stock, of which 4,051,843 shares are issued and outstanding and 87,530 shares are reserved for issuance upon the exercise of this Warrant with respect to Common Stock and the conversion of the Preferred Stock into Common Stock if this Warrant is exercised with respect to Preferred Stock, and (ii) 606,792 shares of Series A Preferred Stock, of which 606,792 are issued and outstanding shares and (iii) 3,364,250 shares of Series B Preferred Stock, of which 3,364,250 are issued and outstanding shares (iv) 10,795,666 shares of Series C Preferred Stock, of which 10,795,666 are issued and outstanding shares (v) 8,493,320 shares of Series D Preferred Stock, of which ) 8,292,699 are issued and outstanding shares. Attached hereto as EXHIBIT B is a capitalization table summarizing the capitalization of the Company. Once per calendar quarter, the Company will provide Holder with a current capitalization table indicating changes, if any, to the number of outstanding shares of common stock and preferred stock.

      15. REGISTRATION RIGHTS. The Company grants to the Holder all the rights of a "Holder" under the Company's Second Amended and Restated Investors' Rights Agreement dated as of February 18, 2004 (the "RIGHTS AGREEMENT"), including, without limitation, the registration rights contained therein, and agrees to amend the Rights Agreement so that (i) the shares of Common Stock issuable upon conversion of the shares of Preferred Stock issuable upon exercise of this Warrant shall be "REGISTRABLE SECURITIES," and (ii) the Holder shall be a "Holder" for all purposes of such Rights Agreement.

      16. AMENDMENT. The terms of this Warrant may be amended, modified or waived only with the written consent of the Company and the Holder.

      17. REPRESENTATIONS AND COVENANTS OF THE HOLDER. This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Holder, which by its execution hereof the Holder hereby confirms:

            (a) INVESTMENT PURPOSE. The right to acquire Preferred Stock or the Preferred Stock issuable upon exercise of the Holder's rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

            (b) ACCREDITED INVESTOR. Holder is an "accredited investor" within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.

            (c) PRIVATE ISSUE. The Holder understands (i) that the Preferred Stock issuable upon exercise of the Holder's rights contained herein is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this SECTION 17.

            (d) FINANCIAL RISK. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.

      18.   NOTICES, TRANSFERS, ETC.

            (a) Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at the address most recently provided by the Holder to the Company.

                                       5.

            (b) Subject to compliance with applicable federal and state securities laws, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder. Upon surrender of this Warrant to the Company, together with the assignment notice annexed hereto duly executed, for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Preferred Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

            (c) In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of an affidavit of the Holder or other evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant.

      19. NO IMPAIRMENT. The Company will not, by amendment of its Certificate or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance of performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

      20. GOVERNING LAW. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to its principles regarding conflicts of laws.

      21. SUCCESSORS AND ASSIGNS. This Warrant shall be binding upon the Company's successors and assigns and shall inure to the benefit of the Holder's successors, legal representatives and permitted assigns.

      22. BUSINESS DAYS. If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday or Sunday or a legal holiday in California, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

      23. QUALIFYING PUBLIC OFFERING. If the Company shall effect a firm commitment underwritten public offering of shares of Common Stock which results in the conversion of the Preferred Stock into Common Stock pursuant to the Company's Certificate in effect immediately prior to such offering, then, effective upon such conversion, this Warrant shall change from the right to purchase shares of Preferred Stock to the right to purchase shares of Common Stock, and the Holder shall thereupon have the right to purchase, at a total price equal to that payable upon the exercise of this Warrant in full, the number of shares of Common Stock which would have been receivable by the Holder upon the exercise of this Warrant for shares of Preferred Stock immediately prior to such conversion of such shares of Preferred Stock into shares of Common Stock, and in such event appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including, without limitation, the provisions for the adjustment of the Purchase Price and of the number of shares purchasable upon exercise of this Warrant and the provisions relating to the net issue election) shall thereafter be applicable to any shares of Common Stock deliverable upon the exercise hereof.

                                       6.

      24. VALUE. The Company and the Holder agree that the value of this Warrant on the date of grant is $50.

                                  COMBINATORX, INCORPORATED


                                  By:
                                     ------------------------------

                                  Name:
                                       ----------------------------

                                  Title:
                                        ---------------------------

                                       7.

                                  Exhibit C-2

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.


                        PREFERRED STOCK PURCHASE WARRANT

Warrant No._________     Number of Shares: Calculated under Section 2(a) and (b)
                                           Series D Convertible Preferred Stock


                            COMBINATORX, INCORPORATED


                        Effective as of September 7, 2004

                          Void after September 7, 2011


      1. ISSUANCE. This Preferred Stock Purchase Warrant (the "WARRANT") is issued to LIGHTHOUSE CAPITAL PARTNERS IV, L.P. by COMBINATORX, INCORPORATED, a Delaware corporation (hereinafter with its successors called the "COMPANY").

      2.    PURCHASE PRICE; NUMBER OF SHARES.

      (a) The registered holder of this Warrant (the "HOLDER"), commencing on the date hereof, is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the principal office of the Company, to purchase from the Company, at a price per share of $3.8558 (the "PURCHASE PRICE"), 45,386 fully paid and nonassessable shares of the Company's Series D Convertible Preferred Stock (the "EXERCISE QUANTITY"), $0.001 par value per share (the "PREFERRED STOCK").

      (b) The Exercise Quantity shall automatically increase by an amount equal to (x) 1.625% of the Aggregate Advances made under the Loan Agreement, divided by (y) the Purchase Price.

In addition to other terms which may be defined herein, the following terms, as used in this Warrant, shall have the following meanings:

      (i) "Aggregate Advances" means the aggregate principal dollar amount of all Advances made under the Loan Agreement, whether such Advances are outstanding or prepaid, at the time of any adjustment to the Exercise Quantity.

      (ii) "Loan Agreement" means that certain Loan and Security Agreement No. 4201 dated September 7, 2004 between the Company and Lighthouse Capital Partners V, L.P.

Any term not defined herein shall have the meaning as set forth in the Loan Agreement.

Until such time as this Warrant is exercised in full or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided. The person or persons in whose name or names any certificate representing shares of Preferred Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

                                       1.

      3. PAYMENT OF PURCHASE PRICE. The Purchase Price may be paid (i) in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, or (iii) by any combination of the foregoing.

      4. NET ISSUE ELECTION. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Preferred Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Preferred Stock as is computed using the following formula:

                                   Y(A-B)
                                 X=------
                                      A

     where: X =   the number of shares of Preferred Stock to be issued to the
                  Holder pursuant to this SECTION 4.

            Y = the number of shares of Preferred Stock covered by this Warrant in respect of which the net issue election is made pursuant to this SECTION 4.

            A = the Fair Market Value (defined below) of one share of Preferred Stock, as determined at the time the net issue election is made pursuant to this SECTION 4.

            B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this SECTION 4.

            "FAIR MARKET VALUE" of a share of Preferred Stock (or fully paid and nonassessable shares of the Company's common stock, $0.001 par value (the "COMMON STOCK") if the Preferred Stock has been automatically converted into Common Stock; as of the date that the net issue election is made (the "DETERMINATION DATE") shall mean:

            (i) If the net issue election is made in connection with and contingent upon the closing of the sale of the Company's Common Stock to the public in a public offering pursuant to a Registration Statement under the 1933 Act (a "PUBLIC OFFERING"), and if the Company's Registration Statement relating to such Public Offering ("REGISTRATION STATEMENT") has been declared effective by the Securities and Exchange Commission, then the initial "Price to Public" specified in the final prospectus with respect to such offering multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible.

            (ii) If the net issue election is not made in connection with and contingent upon a Public Offering, then as follows:

                  (a) If traded on a securities exchange or the Nasdaq National Market, the fair market value of the Common Stock shall be deemed to be the average of the closing or last reported sale prices of the Common Stock on such exchange or market over the five day period ending five trading days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible;

                  (b) If otherwise traded in an over-the-counter market, the fair market value of the Common Stock shall be deemed to be the average of the closing ask prices of the Common Stock over the five day period ending five trading days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible; and

                                       2.

                  (c) If there is no public market for the Common Stock, then fair market value shall be determined in good faith by the Company's Board of Directors.

      5. PARTIAL EXERCISE. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

      6. FRACTIONAL SHARES. In no event shall any fractional share of Preferred Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant in its entirety, the Holder would, except as provided in this
SECTION 6, be entitled to receive a fractional share of Preferred Stock, then the Company shall pay the Holder an amount in cash equal to the value of such fractional share.

      7. EXPIRATION DATE; AUTOMATIC EXERCISE. This Warrant shall expire on the close of business on September 7, 2011 (the "EXPIRATION DATE") and shall be void thereafter.

Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of SECTION 4 hereof, without any further action on behalf of the Holder, immediately prior to the time this Warrant would otherwise expire pursuant to this SECTION 7.

      8. RESERVED SHARES; VALID ISSUANCE. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Preferred Stock and Common Stock free from all preemptive or similar rights therein, as will be sufficient to permit, respectively, the exercise of this Warrant in full and the conversion into shares of Common Stock of all shares of Preferred Stock receivable upon such exercise. The Company further covenants that such shares as may be issued pursuant to such exercise and/or conversion will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

      9. STOCK SPLITS AND DIVIDENDS. If after the date hereof the Company shall subdivide the Preferred Stock, by split-up or otherwise, or combine the Preferred Stock, or issue additional shares of Preferred Stock in payment of a stock dividend on the Preferred Stock, the number of shares of Preferred Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

      10. ADJUSTMENTS FOR DILUTING ISSUANCES. The other antidilution rights applicable to the Preferred Stock and the Common Stock of the Company are set forth in the Amended and Restated Certificate of Incorporation, as amended from time to time (the "CERTIFICATE"), a true and complete copy in its current form which is attached hereto as EXHIBIT A. Such rights shall not be restated, amended or modified in any manner which affects the Holder differently than the holders of Series D Preferred without such Holder's prior written consent. The Company shall promptly provide the Holder hereof with any restatement, amendment or modification to the Certificate promptly after the same has been made.

      11. MERGERS AND RECLASSIFICATIONS. If after the date hereof the Company shall enter into any Reorganization (as hereinafter defined), then, as a condition of such Reorganization, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Preferred Stock which might have been purchased by the Holder immediately prior to such Reorganization, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder and the provisions relating to the net issue election) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof. For the purposes of this SECTION 11, the term "REORGANIZATION" shall include without limitation any reclassification, capital reorganization or change of the

                                       3.

Preferred Stock (other than as a result of a subdivision, combination or stock dividend provided for in SECTION 9 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Preferred Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company.

      12. CERTIFICATE OF ADJUSTMENT. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of the Company's chief financial officer setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

      13.   NOTICES OF RECORD DATE, ETC. In the event of:

            (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, sell or otherwise acquire or dispose of any shares of stock of any class or any other securities or property, or to receive any other right;

            (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets; or

            (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then in each such event the Company will provide or cause to be provided to the Holder a written notice thereof. Such notice shall be provided at least twenty
(20) business days prior to the date specified in such notice on which any such action is to be taken or such lesser notice period as is provided to the Company's Preferred Stock holders in connection with such action.

      14. REPRESENTATIONS, WARRANTIES AND COVENANTS. This Warrant is issued and delivered by the Company and accepted by each Holder on the basis of the following representations, warranties and covenants made by the Company:

            (a) The Company has all necessary authority to issue, execute and deliver this Warrant and to perform its obligations hereunder. This Warrant has been duly authorized issued, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms.

            (b) The shares of Preferred Stock issuable upon the exercise of this Warrant have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

            (c) The issuance, execution and delivery of this Warrant do not, and the issuance of the shares of Preferred Stock upon the exercise of this Warrant in accordance with the terms hereof will not, (i) violate or contravene the Company's Certificate or by-laws, or any law, statute, regulation, rule, judgment or order applicable to the Company, (ii) violate, contravene or result in a breach or default under any contract, agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound or
(iii) require the consent or approval of or the filing of any notice or registration with any person or entity.

            (d) As long as this Warrant is, or any shares of Preferred Stock issued upon exercise of this Warrant or any shares of Common Stock issued upon conversion of such shares of Preferred Stock are, issued and outstanding, the Company will provide to the Holder the financial and other information as further described in the Loan Agreement.

            (e) So long as this Warrant has not terminated, Holder shall be entitled to receive such financial and other information as the Holder would be entitled to receive under the Stock Purchase Agreement

                                       4.

applicable to the Preferred Stock if Holder were a holder of that number of shares issuable upon full exercise of this Warrant.

            (f) As of the date hereof, the authorized capital stock of the Company consists of (i) 29,000,000 shares of Common Stock, of which 4,051,843 shares are issued and outstanding and 87,530 shares are reserved for issuance upon the exercise of this Warrant with respect to Common Stock and the conversion of the Preferred Stock into Common Stock if this Warrant is exercised with respect to Preferred Stock, and (ii) 606,792 shares of Series A Preferred Stock, of which 606,792 are issued and outstanding shares and (iii) 3,364,250 shares of Series B Preferred Stock, of which 3,364,250 are issued and outstanding shares (iv) 10,795,666 shares of Series C Preferred Stock, of which 10,795,666 are issued and outstanding shares (v) 8,493,320 shares of Series D Preferred Stock, of which ) 8,292,699 are issued and outstanding shares. Attached hereto as EXHIBIT B is a capitalization table summarizing the capitalization of the Company. Once per calendar quarter, the Company will provide Holder with a current capitalization table indicating changes, if any, to the number of outstanding shares of common stock and preferred stock.

      15. REGISTRATION RIGHTS. The Company grants to the Holder all the rights of a "Holder" under the Company's Second Amended and Restated Investors' Rights Agreement dated as of February 18, 2004 (the "RIGHTS AGREEMENT"), including, without limitation, the registration rights contained therein, and agrees to amend the Rights Agreement so that (i) the shares of Common Stock issuable upon conversion of the shares of Preferred Stock issuable upon exercise of this Warrant shall be "REGISTRABLE SECURITIES," and (ii) the Holder shall be a "Holder" for all purposes of such Rights Agreement.

      16. AMENDMENT. The terms of this Warrant may be amended, modified or waived only with the written consent of the Company and the Holder.

      17. REPRESENTATIONS AND COVENANTS OF THE HOLDER. This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Holder, which by its execution hereof the Holder hereby confirms:

            (a) INVESTMENT PURPOSE. The right to acquire Preferred Stock or the Preferred Stock issuable upon exercise of the Holder's rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

            (b) ACCREDITED INVESTOR. Holder is an "accredited investor" within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.

            (c) PRIVATE ISSUE. The Holder understands (i) that the Preferred Stock issuable upon exercise of the Holder's rights contained herein is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this SECTION 17.

            (d) FINANCIAL RISK. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.

      18.   NOTICES, TRANSFERS, ETC.

            (a) Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at the address most recently provided by the Holder to the Company.

                                       5.

            (b) Subject to compliance with applicable federal and state securities laws, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder. Upon surrender of this Warrant to the Company, together with the assignment notice annexed hereto duly executed, for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Preferred Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

            (c) In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of an affidavit of the Holder or other evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant

      19. NO IMPAIRMENT. The Company will not, by amendment of its Certificate or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance of performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

      20. GOVERNING LAW. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to its principles regarding conflicts of laws.

      21. SUCCESSORS AND ASSIGNS. This Warrant shall be binding upon the Company's successors and assigns and shall inure to the benefit of the Holder's successors, legal representatives and permitted assigns.

      22. BUSINESS DAYS. If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday or Sunday or a legal holiday in California, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

      23. QUALIFYING PUBLIC OFFERING. If the Company shall effect a firm commitment underwritten public offering of shares of Common Stock which results in the conversion of the Preferred Stock into Common Stock pursuant to the Company's Certificate in effect immediately prior to such offering, then, effective upon such conversion, this Warrant shall change from the right to purchase shares of Preferred Stock to the right to purchase shares of Common Stock, and the Holder shall thereupon have the right to purchase, at a total price equal to that payable upon the exercise of this Warrant in full, the number of shares of Common Stock which would have been receivable by the Holder upon the exercise of this Warrant for shares of Preferred Stock immediately prior to such conversion of such shares of Preferred Stock into shares of Common Stock, and in such event appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including, without limitation, the provisions for the adjustment of the Purchase Price and of the number of shares purchasable upon exercise of this Warrant and the provisions relating to the net issue election) shall thereafter be applicable to any shares of Common Stock deliverable upon the exercise hereof.

                                       6.

      24. VALUE. The Company and the Holder agree that the value of this Warrant on the date of grant is $50.

                                        COMBINATORX, INCORPORATED


                                        BY:
                                           ------------------------------

                                        Name:
                                             ----------------------------

                                        Title:
                                              ---------------------------

                                       7.

                                    EXHIBIT D

                               NOTICE OF BORROWING


______________, ______


Lighthouse Capital Partners V, L.P.
500 Drake's Landing Road
Greenbrae, CA 94904-3011

Ladies and Gentlemen:

      Reference is made to the Loan and Security Agreement No. 4201 dated as of September 7, 2004 (as it has been and may be amended from time to time, the "LOAN AGREEMENT," initially capitalized terms used herein as defined therein), between LIGHTHOUSE CAPITAL PARTNERS V, L.P. and COMBINATORX, INCORPORATED (the "COMPANY")

      The undersigned is the President and CEO of the Company, and hereby irrevocably requests an Advance under the Loan Agreement, and in that connection certifies as follows:

      1. The amount of the proposed Advance is $_________. The business day of the proposed Advance is __________.

      2.    The Loan Commencement Date for this Advance shall be October 1,
2005.

      3. As of this date, no Event of Default, or event which with notice or the passage of time would constitute an Event of Default, has occurred and is continuing, or will result from the making of the proposed Advance, and the representations and warranties of the Company contained in SECTION 5 of the Loan Agreement are true and correct in all material respects.

      4. No event that could reasonably be expected to have a material adverse effect on the ability of Borrower to fulfill its obligations under the Loan Agreement has occurred since the date of the most recent financial statements, submitted to you by the Company.

      The Company agrees to notify you promptly before the funding of the Advance if any of the matters to which I have certified above shall not be true and correct on the Borrowing Date.


                                        Very truly yours,

                                        COMBINATORX, INCORPORATED


                                        By:
                                           ------------------------------

                                        Name:
                                             ------------------------------

                                        Title:
                                              ------------------------------

                                    EXHIBIT E


                             INCUMBENCY CERTIFICATE

      The undersigned, Alexis Borisy, hereby certifies that:

1. He/She is the duly elected and acting President and CEO of COMBINATORX, INCORPORATED, a Delaware corporation (the "COMPANY").

2. That on the date hereof, each person listed below holds the office in the Company indicated opposite his or her name and that the signature appearing thereon is the genuine signature of each such person:

   NAME                 OFFICE                        SIGNATURE
   ----                 ------                        ---------
   Robert Forrester     Chief Financial Officer       --------------------


   ------------------   ---------------------------   ---------------------

3. Attached hereto as EXHIBIT A is a true and correct copy of the Certificate of Incorporation of the Company, as amended, as in effect as of the date hereof.

4. Attached hereto as EXHIBIT B is a true and correct copy of the Bylaws of the Company, as amended, as in effect as of the date hereof.

5. Attached hereto as EXHIBIT C is a copy of the resolutions of the Board of Directors of the Company authorizing and approving the Company's execution, delivery and performance of a loan facility with Lighthouse Capital Partners V, L.P.

      IN WITNESS WHEREOF, the undersigned has executed this Incumbency Certificate on September 7, 2004.

                                        COMBINATORX, INCORPORATED

                                        By:
                                           -----------------------------

                                        Name:    Alexis Borisy
                                             ---------------------------

                                        Title:   President and CEO
                                              --------------------------

      I, the Chief Financial Officer of the Company, do hereby certify that Alexis Borisy is the duly qualified, elected and acting President and CEO of the Company and that the above signature is his or her genuine signature.

      IN WITNESS WHEREOF, the undersigned has executed and delivered this Officer's Certificate on September 7, 2004.

                                        COMBINATORX, INCORPORATED

                                        By:
                                           -----------------------------

                                        Name:    Robert Forrester
                                             ---------------------------

                                        Title:   Chief Financial Officer
                                              --------------------------

                                    EXHIBIT F

                              OFFICER'S CERTIFICATE


      The undersigned, to induce LIGHTHOUSE CAPITAL PARTNERS V, L.P. ("LENDER"), to extend or continue financial accommodations to COMBINATORX, INCORPORATED, a Delaware corporation (the "BORROWER") pursuant to the terms of that certain Loan and Security Agreement dated September 7, 2004 (the "LOAN AGREEMENT"), hereby certifies that on the date hereof:

      1.    I am the duly elected and acting _______________ of Borrower.

      2.    I am a Responsible Officer as that term is defined in the Loan
            Agreement.

      3. The information submitted herewith is in fact what it purports to be.

      4.    The information delivered herewith is true, correct and complete

      5.    Borrower is currently able to meet its obligations as they come due.

      6. I understand that Lender is relying upon the truthfulness, accuracy and completeness hereof in connection with the Loan Agreement.

      7. I will advise you if it comes to my attention that, as of the date hereof, the information submitted herewith was not in fact true, correct and complete.


      IN WITNESS WHEREOF, the undersigned has executed this Officer's Certificate on _________________.

                                        COMBINATORX, INCORPORATED

                                        By:
                                           -----------------------------

                                        Name:
                                             ---------------------------

                                        Title:
                                              --------------------------

                                    EXHIBIT G

                       AUTHORIZATION FOR AUTOMATIC PAYMENT

The undersigned COMBINATORX, INCORPORATED ("BORROWER") authorizes LIGHTHOUSE CAPITAL PARTNERS V, L.P. and any and all affiliated funds (collectively, "LENDER") and the bank / financial institution ("BANK") named below to initiate variable debit and/or credit entries to Borrower's deposit, checking or savings accounts as designated below and to cause funds transfers to an account of Lender as payment of any and all amounts due under the Loan and Security Agreement between Borrower and Lender dated September 7, 2004 (the "LOAN AGREEMENT").

1. Lender is hereby authorized to initiate variable debit and/or credit transactions and resulting funds transfers in Borrower's designated accounts with respect to amounts calculated by Lender to be due and owing to Lender by Borrower periodically under the Loan Agreement. Borrower consents to all such debit and/or credit transactions and resulting funds transfers and hereby authorizes Lender to take all such actions as may be required by Bank with respect to such transactions. Borrower acknowledges and agrees that such credit and/or debit entries may be made in amounts due under the Loan Agreement in order to cause timely payments as required by the terms of the Loan Agreement.

2. Borrower hereby authorizes Lender to release to Bank all information concerning Borrower that may be necessary or desirable for Bank to investigate or recover any erroneous funds transfers that may occur.

3. Borrower acknowledges and agrees that all such debit and/or credit transactions and funds transfers are intended to be made through an Automated Clearing House system and in compliance with the NACHA Rules and in compliance with Bank's security procedures.

4. Borrower represents and warrants that the account information set forth below is accurate and complete and that each of the account(s) set forth below is a business account maintained in Borrower's name and for Borrower's account.

This Consent shall be effective as of September 7, 2004 and shall remain in effect until the Loan Agreement has been terminated. Any cancellation by Borrower of this consent shall (i) be made in writing and (ii) delivered to Bank and Lender in such time as to afford Bank and Lender a reasonable opportunity to act on said cancellation.


      ---------------------------------------------------------
      (Name of Borrower's Bank)


      --------------------------------------------------------------------
      (Address of Bank)        (City)      (State)       (Zip Code)

      Bank Routing Number
                          -----------------------------------------------------------------
                             (BETWEEN THESE SYMBOLS " /:" ":/" ON BOTTOM LEFT OF CHECK)

      Account Number:            (checking / deposit / savings)     (CIRCLE ONE)
                     ----------------------------------------------

      COPY OF A VOIDED CHECK IS ATTACHED TO THIS FORM

Borrower Name:        COMBINATORX, INCORPORATED

Borrower Address:     650 Albany Street
                      -----------------
                      Boston, MA 02118
                      ----------------

Authorized by:
                      ------------------------
                      Its:
                          --------------------

Date authorized:
                      ------------------------

Internal ACH Authorizations from Lender:

Approved by:                           Date:
             ---------------------           ----------

                                    EXHIBIT H

                            NEGATIVE PLEDGE AGREEMENT

            THIS NEGATIVE PLEDGE AGREEMENT is made as of September 7, 2004, by and between ("BORROWER") and LIGHTHOUSE CAPITAL PARTNERS V, L.P. ("LENDER").

      In connection with the Loan Documents being concurrently executed between Borrower and Lender, Borrower agrees as follows:

      Except as otherwise permitted in the Loan Documents or pursuant to a licensing, development or other partnering transaction or other business relationship related to the use or development of Borrower's intellectual property (a) that is in the Borrower's ordinary course of business, or (b) that is not material to the financial condition or results of operations of the Borrower and in which the Borrower receives adequate consideration, or (c) that is approved by the Borrower's Board of Directors consistent with the Delaware General Corporation Law, Borrower shall not sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber any of Borrower's intellectual property, including, without limitation, the following:

  1) Any and all copyright rights, copyright applications, copyright registration and like protection in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held (collectively, the "COPYRIGHTS");

  2) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

  3) Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

  4) All patents, patent applications and like protections, including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including, without limitation, the patents and patent applications (collectively, the "PATENTS");

  5) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks (collectively, the "TRADEMARKS");

  6) All licenses or other rights to use any of the Copyrights, Patents or Trademarks and all license fees and royalties arising from such use to the extent permitted by such license or rights; and

  7) All amendments, extensions, renewals and extensions of any of the Copyrights, Patents or Trademarks; and

            It shall be an Event of Default under the Loan Documents between Borrower and Lender if there is a breach of any term of this Negative Pledge Agreement.

            Capitalized items used herein without definition shall have the same meanings as set forth in the Loan and Security Agreement of even date herewith.

BORROWER:                               LENDER:

COMBINATORX, INCORPORATED               LIGHTHOUSE CAPITAL PARTNERS V, L.P.

By:                                     BY:     LIGHTHOUSE MANAGEMENT PARTNERS
   --------------------------------             V, L.L.C., its general partner

Name:
     --------------------------------

Title:                                  By:
      -------------------------------      ---------------------------

                                        Name:
                                             ------------------------

                                        Title:
                                              ------------------------

                                    EXHIBIT I

                                CONTROL AGREEMENT


    [In form and substance acceptable to Lender in its reasonable discretion]

3. Bank agrees it shall not offset, charge, deduct or otherwise withdraw funds from the Account, except as permitted by Section 4, until it has been advised in writing by Lender that all of Company's obligations that are secured by the Checks and the Account are paid in full. Lender shall notify Bank promptly in writing upon payment in full of Company's obligations.

4.    Bank is permitted to charge the Account:

            (a) for its fees and charges relating to the Account or this Agreement; and

            (b) in the event any Check deposited into the Account is returned unpaid for any reason or for any breach of warranty claim.

5.          (a)   If the balances in the Account are not sufficient to
compensate Bank for any fees or charges due Bank in connection with the Account or this Agreement, Company agrees to pay Bank on demand the amount due Bank. Company will have breached this Agreement if it has not paid Bank, within five days after such demand, the amount due Bank.

            (b) If the balances in the Account are not sufficient to compensate Bank for any returned Check, Company agrees to pay Bank on demand the amount due Bank. After Activation, if Company fails to so pay Bank immediately upon demand, Lender agrees to pay Bank within five days after Bank's demand to Lender to pay any amount actually received by Lender with respect to such returned Check. The failure to so pay Bank shall constitute a breach of this Agreement by Company.

            (c) Company hereby authorizes Bank, without prior notice, from time to time to debit any other account Company may have with Bank for the amount or amounts due Bank under subsection 5(a) or 5(b).

6.          (a)   Bank will send information regarding deposits to the Account to the address specified below for Company or as otherwise specified in writing by Company to Bank, and will send a copy of each such deposit advice to the address specified below for Lender.

            (b) In addition to the original Bank statement provided to Company, Bank will provide Lender with a duplicate of such statement.

7.          (a)   Bank will not be liable to Company or Lender for any expense, claim, loss, damage or cost ("Damages") arising out of or relating to its performance under this Agreement other than those Damages which result directly from its acts or omissions constituting negligence or intentional misconduct.

            (b) In no event will Bank be liable for any special, indirect, exemplary or consequential damages, including but not limited to lost profits.

            (c) Bank will be excused from failing to act or delay in acting, and no such failure or delay shall constitute a breach of this Agreement or otherwise give rise to any liability of Bank, if (i) such failure or delay is caused by circumstances beyond Bank's reasonable control, including but not limited to legal constraint, emergency conditions, action or inaction of governmental, civil or military authority, fire, strike, lockout or other labor dispute, war, riot, theft, flood, earthquake or other natural disaster, breakdown of public or private or common carrier communications or transmission facilities, equipment failure, or negligence or default of Company or Lender or (ii) such failure or delay resulted from Bank's reasonable belief that the action would have violated any guideline, rule or regulation of any governmental authority.

            (d) Bank shall have no duty to inquire or determine whether Company's obligations to Lender are in default or whether Lender is entitled to provide the Notice to Bank. Bank may rely on notices and communications it believes in good faith to be genuine and given by the appropriate party.

            (e) Notwithstanding any of the other provisions in this Agreement, in the event of the commencement of a case pursuant to Title 11, United States Code, filed by or against Company, or in the event of the commencement of any similar case under then applicable federal or state law providing for the relief of debtors or the protection of creditors by or against Company, Bank may act as Bank deems necessary to comply with all applicable provisions of governing statutes and shall not be in violation of this Agreement as a result.

            (f) Bank shall be permitted to comply with any writ, levy order or other similar judicial or regulatory order or process concerning the Account or any Check and shall not be in violation of this Agreement for so doing.

8. Company and Lender shall severally indemnify Bank against, and hold it harmless from, any and all liabilities, claims, costs, expenses and damages of any nature (including but not limited to allocated costs of staff counsel, other reasonable attorney's fees and any fees and expenses) in any way arising out of or relating to disputes or legal actions concerning Bank's provision of the services described in this Agreement to the extent such costs are incurred as a result of such party's actions or omissions. This section does not apply to any cost or damage attributable to the gross negligence or intentional misconduct of Bank. Company's and Lender's obligations under this section shall survive termination of this Agreement. Lender shall not be liable for any amounts due Bank by Company hereunder.

9. Company and Lender shall severally pay to Bank, upon receipt of Bank's invoice, all costs, expenses and attorneys' fees (including allocated costs for in-house legal services) incurred by Bank in connection with the enforcement of this Agreement and any instrument or agreement required hereunder, including but not limited to any such costs, expenses and fees arising out of the resolution of any conflict, dispute, motion regarding entitlement to rights or rights of action, or other action to enforce Bank's rights in a case arising under Title 11, United States Code to the extent such costs are incurred as a result of such party's actions or omissions. Company agrees to pay Bank, upon receipt of Bank's invoice, all costs, expenses and attorneys' fees (including allocated costs for in-house legal services) incurred by Bank in the preparation and administration of this Agreement (including any amendments hereto or instruments or agreements required hereunder). Lender shall not be liable for any amounts due Bank by Company hereunder.

10.   Termination and Assignment of this Agreement shall be as follows:

            (a) Lender may terminate this Agreement by providing notice to Company and Bank that all of Company's obligations which are secured by Checks and the Account are paid in full. Lender may also terminate or it may assign this Agreement upon 30 day's prior written notice to Company and Bank. Bank may terminate this Agreement upon 30 days' prior written notice to

Company and Lender. Company may not terminate this Agreement except with the written consent of Lender and upon prior written notice to Bank.

            (b) Notwithstanding subsection 10(a), Bank may terminate this Agreement at any time by providing ten days prior written notice to Company and Lender if either Company or Lender breaches any of the terms of this Agreement, or any other agreement with Bank.

11.         (a)   Each party represents and warrants to the other parties that
(i) this Agreement constitutes its duly authorized, legal, valid, binding and enforceable obligation; (ii) the performance of its obligations under this Agreement and the consummation of the transactions contemplated hereunder will not (A) constitute or result in a breach of its certificate or articles of incorporation, by-laws or partnership agreement, as applicable, or the provisions of any material contract to which it is a party or by which it is bound or (B) result in the violation of any law, regulation, judgment, decree or governmental order applicable to it; and (iii) all approvals and authorizations required to permit the execution, delivery, performance and consummation of this Agreement and the transactions contemplated hereunder have been obtained.

            (b) The parties respectively agree that it shall be deemed to make and renew each representation and warranty in subsection 11(a) on and as of each day on which Company or the Lender, as the case may be, uses the services set forth in this Agreement.

12.         (a)   This Agreement may be amended only by a writing signed by
Company, Lender and Bank; except that Bank's charges are subject to change by Bank upon 30 days' prior written notice to Company.

            (b) This Agreement may be executed in counterparts; all such counterparts shall constitute but one and the same agreement.

            (c) This Agreement controls in the event of any conflict between this Agreement and any other document or written or oral statement amoung Bank, Company and Lender. This Agreement supersedes all prior understandings, writings, proposals, representations and communications, oral or written, of any party relating to the subject matter hereof.

            (d) This Agreement shall be interpreted in accordance with California law without reference to that state's principles of conflicts of law.

13. Any written notice or other written communication to be given under this Agreement shall be addressed to each party at its address set forth on the signature page of this Agreement or to such other address as a party may specify in writing. Except as otherwise expressly provided herein, any such notice shall be effective upon receipt.

14. Nothing contained in the Agreement shall create any agency, fiduciary, joint venture or partnership relationship between or among Bank, Company or Lender.

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

            In Witness Whereof, the parties hereto have executed this Agreement by their duly authorized officers as of the day and year first above written.


COMBINATORX, INCORPORATED
("COMPANY")


By:
   --------------------------------     Address for notices:
Name:
     ------------------------------     650 Albany Street
Title:
      -----------------------------     Boston, MA 02118


LIGHTHOUSE CAPITAL PARTNERS V, L.P.
BY: LIGHTHOUSE MANAGEMENT PARTNERS V,
L.L.C. ITS GENERAL PARTNER
("LENDER")


By:
   --------------------------------     Address for notices:
Name:
     ------------------------------     500 Drakes Landing
Title:                                  Road
      -----------------------------
                                        Greenbrae, CA
                                        94904


FLEET BANK
("BANK")


By:
   --------------------------------     Address for notices:
Name:
     ------------------------------     100 Federal Street
Title:
      -----------------------------     Boston, MA 02110

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